UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2025

HEALTHIER CHOICES MANAGEMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36469	84-1070932
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3800 N. 28th Way, #1

Hollywood, Florida 33020

(Address of Principal Executive Office) (Zip Code)

(888) 766-5351

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

The Audit Committee (the “Audit Committee”) of the Board of Directors of Healthier Choices Management Corp. (the “Company”) dismissed Marcum LLP (“Marcum”) in writing as the Company’s independent registered public accounting firm, effective as of December 4, 2024. The decision by the Audit Committee was made primarily to create a new audit relationship for the Company following the spin-off of its subsidiary, Healthy Choice Wellness Corp.

Marcum’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and 2022 did not provide an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than expressing substantial doubt about the Company’s ability to continue as a going concern in its report for the fiscal year ended December 31, 2023.

During the fiscal years December 31, 2023 and 2022 and during the subsequent interim period through December 4, 2024, the date of Marcum’s dismissal, there were (i) no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instruction) between the Company and Marcum on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference thereto in its reports to the subject matter of the disagreements in its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except that the Company concluded on material weaknesses in the Company’s internal control over financial reporting as of December 31, 2023 and 2022: (1) failure to perform periodic and year-end inventory observations in a timely manner and adequate controls to sufficiently perform required rollback procedures of inventory counts to the year-end; (2) failure to have properly documented and designed disclosure controls and procedures and testing of the operating effectiveness of our internal control over financial reporting; (3) weakness around our purchase orders and inventory write-off procedures, inclusive of year-end physical inventory observation procedures as well as physical count procedures; (4) segregation of duties due to lack of personnel; (5) failure to follow accounts payable policies and procedures for vendor information updates and (6) ineffective design, implementation and operation of controls over logical access, program change management, and vendor management controls. The Company controls should have included (i) appropriate restrictions that would adequately prevent users from gaining inappropriate access to the financially relevant systems, (ii) IT program and data changes affecting the Company’s financial IT applications & underlying accounts records should have been identified, tested, authorized and implemented appropriately to validate that data produce by its relevant IT system(s) were complete and accurate and (iii) obtaining and reviewing third party service provider SOC reports.

The Company provided Marcum with a copy of the disclosures in this Current Report on Form 8-K (this “Report”) prior to filing this Report with the Securities and Exchange Commission (the “SEC”). The Company has requested that Marcum furnish a letter addressed to the SEC stating whether or not Marcum agrees with the statements above. A copy of Marcum’s letter dated January 23, 2025 is filed as Exhibit 16.1 to this Report.

(b) Appointment of New Independent Registered Public Accounting Firm.

The Audit Committee, effective as of January 22, 2025, appointed TAAD, LLP (“TAAD”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2024. During the Company’s two most recent fiscal years ended December 31, 2023 and December 31, 2022 and during the subsequent interim period through January 22, 2025, neither the Company nor anyone acting on its behalf has consulted with TAAD, regarding either: (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that TAAD concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

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Item 8. Other Events.

On November 22, 2024, the Company received a ruling from the U.S. Court of Appeals for the Federal Circuit (the “Federal Circuit”) denying an appeal of HCMC of a decision of the United States Patent and Trademark Office Patent Trial and Appeal Board (the “Board”) relating to the inter partes review of an HCMC patent. The Board had ruled that the previously granted HCMC patent that served as the basis of HCMC’s patent infringement action against Philip Morris USA, Inc. and Philip Morris Products S.A. was not patentable and denied of HCMC’s request to amend the claims if invalidity of the patent was affirmed.

HCMC has elected not to seek rehearing by the panel of the Federal Circuit that ruled on the appeal or rehearing by the entire Federal Circuit. On December 31, 2024, HCMC dismissed the patent infringement action against Philip Morris USA, Inc. and Philip Morris Products S.A. pending in the district court for the Northern District of Georgia.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Marcum LLP to the Securities and Exchange Commission, dated January 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthier Choices Management Corp.

Date: January 27, 2025	By:	/s/ Jeffrey E. Holman
Jeffrey E. Holman
Chief Executive Officer

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